AMENDMENT NO. 1, dated as of July 24, 2013 (this “Amendment”), in respect of the Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of July 12, 2013 (the “DIP Credit Agreement”) by and among Exide Technologies, a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “US Borrower”), Exide Global Holding Netherlands C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the US Borrower, the “Borrowers”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., a national banking association, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the DIP Credit Agreement.
WHEREAS, the parties hereto desire to amend the DIP Credit Agreement as provided for herein.
NOW THEREFORE, the parties hereto hereby agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the DIP Credit Agreement has the meaning assigned to such term in the DIP Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the DIP Credit Agreement shall, after this Amendment becomes effective, refer to the DIP Credit Agreement as amended hereby.
SECTION 2    .    Amendments to the DIP Credit Agreement.
(a)    Section 7.2 of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:
“7.2    Maximum Capital Expenditures. The Company shall not, and shall not permit its Restricted Subsidiaries to, make or incur, on a consolidated basis, Capital Expenditures: (a) during any fiscal quarter of the Company in an amount exceeding the Quarterly CapEx Limit for such fiscal quarter, (b) during the period of four consecutive fiscal quarters of the Company ending March 31, 2014 in an amount exceeding the sum of (i) $85,000,000 plus (ii) the aggregate amount of all increases permitted for each fiscal quarter included in such period of four consecutive fiscal quarters pursuant to clause (ii) of the definition of Quarterly CapEx Limit or (c) during any period of four consecutive fiscal quarters of the Company ending after March 31, 2014, in an amount exceeding the sum of (i) $90,000,000 plus (ii) the aggregate amount of all increases permitted for each fiscal quarter included in such period of four consecutive fiscal quarters pursuant to clause (ii) of the definition of Quarterly CapEx Limit; provided, however, that to the extent that the Quarterly CapEx Limit for any fiscal quarter is not fully used in such fiscal quarter, the unused portion of such Quarterly CapEx Limit (the “Carryover Amount”) may be carried forward and used to make Capital Expenditures in any of the subsequent four consecutive fiscal quarters (in addition to the amounts available for each such subsequent fiscal quarter under the Quarterly CapEx Limit for such subsequent fiscal quarter and any remaining Carryover Amount from any other prior fiscal quarter); provided, further, however that (I) the aggregate Carryover Amount available to be used for Capital Expenditures in any fiscal quarter shall not exceed $10,000,000 (with any excess amount being available as a Carryover Amount for subsequent fiscal quarters (subject to the limitation that the Carryover Amount attributable to any fiscal quarter may not be carried forward to any fiscal quarter beyond the following four consecutive fiscal quarters)) and (II) for purposes of determining whether or not any Carryover Amount exists, the aggregate amount of Capital Expenditures made in any fiscal quarter shall be deemed made from the Quarterly CapEx Limit for such fiscal quarter before any Carryover Amount.”
(b)    Schedule 1.1 to the DIP Credit Agreement is hereby amended by:
(i)    amending and restating the definition of “Acceptable Reorganization Plan” in its entirety to read as follows:
“Acceptable Reorganization Plan” means a Reorganization Plan that provides for the  termination of the Commitments and the payment in full in cash of the Obligations under the Loan Documents (other than contingent indemnification obligations not yet due and payable) on the effective date of such Reorganization Plan, contains release and indemnification provisions relating to the Agent and the Lenders that are reasonably acceptable to the Agent and does not contain any provisions that are materially inconsistent with such payment, release and indemnification provisions.
(ii)    inserting the following definition in the appropriate alphabetical order:
“Quarterly CapEx Limit” means, for any fiscal quarter, the sum of (i) $25,000,000 plus (ii) if EBITDA for the preceding fiscal quarter exceeds 110% of projected EBITDA for such preceding fiscal quarter set forth in the DIP Budget, $2,500,000.
(c)    Exhibit W-2 to the DIP Credit Agreement is hereby amended by:
(i)    Replacing the reference to “six (6) months after the Petition Date” in clause (a) thereof with a reference to “March 10, 2014”;
(ii)    Inserting a reference to “reasonably” immediately prior to the reference to “acceptable” in clause (a) thereof;
(iii)    Replacing the reference to “nine (9) months after the Petition Date” in clause (b) thereof with a reference to “May 31, 2014”;
(iv)    Replacing the reference to “twelve (12) months after the Petition Date” in clause (c) thereof with a reference to “July 24, 2014”; and
(v)    Replacing the reference to “fifteen (15) months after the Petition Date” in clause (d) thereof with a reference to “September 22, 2014”.
SECTION 3    .    Representations and Warranties; No Default. The Borrowers represent and warrant that (a) the representations and warranties of the Loan Parties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Amendment Effective Date (as defined below), as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects (or true and correct, as the case may be) as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date (as defined below).
SECTION 4    .    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
SECTION 5    . Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 6    .     Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 7    .    Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) when the Agent shall have received from each of the Loan Parties, the Required Revolver Lenders and the Required Term Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.
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JPMORGAN CHASE BANK, N.A., as Agent
By:
Name:
Title:

EXIDE TECHNOLOGIES a Delaware corporation, as US Borrower
By:
Name:
Title:

EXIDE GLOBAL HOLDING NETHERLANDS C.V. a limited partnership organized and existing under the laws of the Netherlands, represented by Exide Technologies, its general partner, as Foreign Borrower
By:
Name:
Title:

[LENDERS]
By:
Name:
Title: